Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of December 17, 2021 (this “First Amendment”), to the Second Amended and Restated Credit Agreement, dated as of April 14, 2021 (the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower (the “Borrower”), Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto (the “Lenders”), the agents from time to time parties thereto, Credit Suisse AG, New York Branch (“Credit Suisse”), as administrative agent (in such capacity, the “Administrative Agent”) and as structuring and syndication agent, and Wells Fargo Bank, National Association (“Wells Fargo Bank”), acting through its Corporate Trust Services division, as account bank and backup servicer, is hereby entered into by and among the entities identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, Section 15.01 of the Credit Agreement permits certain of the parties thereto to amend, modify, or waive certain provisions of the Credit Agreement subject to the satisfaction of certain conditions set forth in such section;

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as set forth herein;

WHEREAS, on the date hereof, the Third Amended and Restated Security Agreement (the “Security Agreement”), among Regional Management, Regional Management Receivables IV, LLC, the Borrower, the borrowers under the Senior Revolver, Regional Management Issuance Trust 2019-1, Regional Management Issuance Trust 2020-1, Regional Management Issuance Trust 2021-1, Regional Management Issuance Trust 2021-2, Regional Management Issuance Trust 2021-3, Credit Recovery Associates, Inc. and Upstate Motor Company, as guarantors, Wells Fargo Bank, National Association, as collateral agent, and the other parties joined thereto from time to time, will be executed by the parties thereto;

WHEREAS, on the date hereof, the Fourth Amended and Restated Intercreditor Agreement, dated as of 17, 2021 (the “Intercreditor Agreement”), among Regional Management, Wells Fargo Bank, National Association and the other parties thereto, and the other parties joined thereto from time to time, will be executed by the parties thereto; and

WHEREAS, on the date hereof, the Third Amended and Restated Deposit Account Control Agreement (the “BOA DACA”), dated as of June 20, 2017, among Regional Management, Bank of America, N.A., as collateral agent, and Bank of America, N.A., as depository bank, as modified by the Acknowledgement and Agreement (Bank of America – Collection Account Agreement), dated as of September 20, 2019, will be terminated by the parties thereto;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The defined term “Basic Documents” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Basic Documents” means this Agreement, each First Tier Purchase Agreement, the Trust Agreement, the 2017-1A SUBI Supplement, the 2017-1A SUBI Certificate, the Transfer and Contribution Agreement, the 2017-1A SUBI Security Agreement, the UTI Administration Agreement, the 2017-1A SUBI Servicing Agreement, the Second Tier Purchase Agreement, each Subservicing Agreement, the Electronic Vault Services Agreement, the Electronic Collateral Control Agreement, each Note, the Fee Letter, the Upfront Fee Letter, all Hedging Agreements, the Account Control Agreement, the Intercreditor Agreement, the Master Deposit Account Control Agreement, the Security Agreement, the Wells Fargo Fee Letter and any other document, certificate, opinion, agreement or writing delivered pursuant to, or the execution of which is necessary or incidental to carrying out the transactions contemplated by, this Agreement or any of the other foregoing documents.”

(b) The defined term “Financial Covenant” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Financial Covenant” means, so long as Regional Management is the Servicer, as of the last day of any Collection Period, (i) its Tangible Net Worth is not less than $125,000,000, (ii) its Debt to Tangible Net Worth is not greater than 5.0 to 1.0, (iii) its Liquidity Amount is not less than $10,000,000, and (v) Regional Management on a consolidated basis has unrestricted cash and unrestricted Cash Equivalents of not less than $2,000,000.”

(c) The defined term “Intercreditor Agreement” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Intercreditor Agreement” means the Fourth Amended and Restated Intercreditor Agreement, dated as of December 17, 2021, among Regional Management, Wells Fargo Bank, National Association and the other parties thereto, and the other parties joined thereto from time to time.”

(d) The defined term “Master Collection Accounts” is hereby added in alphabetical order to Section 1.01 as follows:

““Master Collection Accounts” has the meaning given to such term in the Intercreditor Agreement.”

(e) The defined term “Master Deposit Account Control Agreement” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Master Deposit Account Control Agreement” means the Fourth Amended and Restated Deposit Account Control Agreement, dated as of September 20, 2019, among Regional Management, Wells Fargo Bank, National Association, as collateral agent, Wells Fargo Bank, National Association, as depository bank, and the other parties thereto.”

(f) The defined term “Security Agreement” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Security Agreement” means the Third Amended and Restated Security Agreement, dated as of December 17, 2021, among Regional Management, Regional Management Receivables IV, LLC, Regional Management Receivables V, LLC, the Borrower, the borrowers under the Senior Revolver, Regional Management Issuance Trust 2019-1, Regional Management Issuance Trust 2020-1, Regional Management Issuance Trust 2021-1, Regional Management Issuance Trust 2021-2, Regional Management Issuance Trust 2021-3, Credit Recovery Associates, Inc. and Upstate Motor Company, as guarantors, Wells Fargo Bank, National Association, as collateral agent, and the other parties joined thereto from time to time.”

(g) The defined term “Tangible Net Worth” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Tangible Net Worth” means, with respect to Regional Management on a consolidated basis, as of the Determination Date, its net worth calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of its intangible assets (other than deferred tax assets), including goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.”

(h) The defined term “Third Party Allocation Agent” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Third Party Allocation Agent” means Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, in such capacity under the Intercreditor Agreement.”

(i) The defined term “Wells Fargo Deposit Account Control Agreement” contained in Section 1.01 is hereby deleted in its entirety.

(j) Section 2.11(a) is hereby deleted in its entirety and replaced with the following.

“(a) On or prior to the Closing Date, the Restatement Date, the Second Restatement Date or the applicable Funding Date (with respect to Subsequent Receivables), the Servicer or a Subservicer (i) shall have directed the Obligors to make all payments in respect of the Receivables to a Subservicer, and the Subservicer shall cause the amounts to be deposited into a Regional Local Bank Account or a Master Collection Account related to the Subservicer located in the State in which the related Contract was originated and (ii) will deposit (in immediately available funds) into the Collection Account all Collections received on or after the related Cutoff Date and through and including the Business Day prior to the Closing Date, the Restatement Date, the Second Restatement Date or the Funding Date, as the case may be.”

3. Effectiveness. This First Amendment shall become effective upon (i) delivery of executed signature pages by all parties hereto and (ii) delivery by the Servicer of a copy of this First Amendment to each Rating Agency and to each Hedge Counterparty.

4. Fees. The Borrower shall reimburse each Lender and the Administrative Agent, the Account Bank and the Backup Servicer for all reasonable costs and expenses relating to effectuating the amendments contemplated hereunder, including the fees and expenses of Weil, Gotshal & Manges LLP and K&L Gates LLP.

5.Reference to and Effect on the Credit Agreement; Ratification.

(a) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this First Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Basic Document to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This First Amendment shall constitute a “Basic Document” under the Credit Agreement (including, for the avoidance of doubt, a “Borrower Basic Document” and “Servicer Basic Document” for purposes of Section 5 of the Credit Agreement).

6. Counterparts; Facsimile Signature. This First Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

7. GOVERNING LAW; JURISDICTION; FORUM. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Headings. The descriptive headings of the various sections of this First Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this First Amendment. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. No Insolvency Proceedings. Notwithstanding any prior termination of this First Amendment or the Credit Agreement, each party to this First Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this First Amendment or the Credit Agreement.

12. Direction to Wells Fargo Bank. Wells Fargo Bank, in its capacities as Account Bank and Backup Servicer hereunder, is hereby authorized and directed by the Borrower and the Administrative Agent (on behalf of the Secured Parties) to execute and deliver this First Amendment. Each of the Borrower and Regional Management hereby certifies to Account Bank and Backup Servicer that the execution and delivery of this First Amendment is authorized or permitted by the Credit Agreement and all conditions precedent to such execution and delivery have been satisfied or waived.

13.Direction to Administrative Agent. Credit Suisse, in its capacity as Administrative Agent hereunder, is hereby authorized and directed by the Lenders to execute and deliver the Intercreditor Agreement and to consent to the execution and delivery of the Security Agreement and the termination of the BOA DACA.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By:	/s/ Harpreet Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By:	/s/ Harpreet Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Kevin Quinn
Name: Kevin Quinn
Title: Director

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Class A Committed Lender and Class B Committed Lender

By:	/s/ Kevin Quinn
Name: Kevin Quinn
Title: Authorized Signatory

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED TO BY:

GIFS CAPITAL COMPANY, LLC,
as Class A Conduit Lender and Class B Conduit Lender

By:	/s/ Carey D. Fear
Name: Carey D. Fear
Title: Manager

ACKNOWLEDGED AND AGREED TO BY:

ALPINE SECURITIZATION LTD.,
as Class A Conduit Lender and Class B Conduit Lender

By: Credit Suisse AG, New York Branch, as its attorney-in-fact

By:	/s/ Kevin Quinn
Name: Kevin Quinn
Title: Director

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH,
as Class A Lender Agent and Class B Lender Agent

By:	/s/ Kevin Quinn
Name: Kevin Quinn
Title: Director

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Account Bank and Backup Servicer

By: Computershare Trust Company, N.A., as attorney-in-fact

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President